                                                                   EXHIBIT 10.59

7th January, 1997.
Mr. C. Balakrishnan,
British Trimmings Ltd.
P.O. Box 46,
Coronation Street,
STOCKPORT,
Chesire, SK5 7PJ

Dear Mr. Balakrishnan,

1997 WAGES & CONDITIONS

         Following the ballot of members, I now confirm acceptance of the offer made by the company, which is:

         1. AN INCREASE OF 3.5% ON THE BASIC RATE AND ALL ON EARNINGS INCLUDING BONUSES.

         2.       COMPANY SICK PAY TO AMENDED AS FOLLOWS:-

         LENGTH OF SERVICE          MAXIMUM PAYMENT IN EACH 12 MONTH PERIOD
         -----------------          ---------------------------------------
         2 - 5 YEARS                (POUND STERLING)36.00 FOR 4  WEEKS
         5 - 10 YEARS               (POUND STERLING)36.00 FOR 6  WEEKS
         10 - 15 YEARS              (POUND STERLING)38.00 FOR 8  WEEKS
         IN EXCESS OF 15 YEARS      (POUND STERLING)38.00 FOR 13 WEEKS
                                       PLUS (POUND STERLING)19.00 FOR A
                                       FURTHER 13 WEEKS

         Many thanks for your cooperation and assistance.

Yours sincerely,



/s/ Peter Meharg

P.N. Meharg
p.p. Alf Hitchmough